UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 10, 2011


                           SKY HARVEST WINDPOWER CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-52410                     N/A
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

        890 West Pender Street, Suite 710, Vancouver, BC, Canada V6C 1J9
             (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (604) 267-3041

         666 Burrard Street, Suite 617, Vancouver, B.C., Canada V6C 3P6
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective March 10, 2011, our company's board of directors adopted the 2011 Stock Option Plan. The purpose of the 2011 Stock Option Plan is to enhance the long-term stockholder value of our company by offering opportunities to current and prospective directors, officers, employees and eligible consultants of our company to acquire and maintain stock ownership in our company in order to give these persons the opportunity to participate in our company's growth and success, and to encourage them to remain in the service of our company. A total of 5,000,000 shares of common stock are available for issuance under the 2011 Stock Option Plan.

The 2011 Stock Option Plan provides for the grant of incentive stock options and non-qualified stock options. Incentive stock options granted under the 2011 Stock Option Plan are those intended to qualify as "incentive stock options" as defined under Section 422 of the Internal Revenue Code. However, in order to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code, the 2011 Stock Option Plan must be approved by the stockholders of our company within 12 months of its adoption. The 2011 Stock Option Plan has not been approved by our stockholders. Non-qualified stock options granted under the 2011 Stock Option Plan are option grants that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

Concurrent with the adoption of the 2011 Stock Option Plan, the Company granted incentive stock options on an aggregate of 1,525,000 shares of its common stock to its current director and officer, as well as eligible consultants. These stock options are exercisable at a price of $0.10 per share for a period of five years.

The above description of the 2011 Stock Option Plan is qualified in its entirety by reference to the full text of the 2011 Stock Option Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     10.1     2011 Stock Option Plan
     99.1     Press Release dated March 10, 2011

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY HARVEST WINDPOWER CORP.


/s/ William Iny
----------------------------
William Iny
President

Date: March 10, 2011

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